UNITED STATES BANKRUPTCY COURT
_________ DISTRICT OF _Delaware_________

In re _KaloBios, Inc. ____

Case No. __15-12628 (LSS)______
Reporting Period:__March 2016 _____

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements		X		
Cash disbursements journals		X		
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt		N/A		
Copies of tax returns filed during reporting period		N/A		
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

____
Signature of Debtor

____
Date

____
Signature of Joint Debtor

____
Date

Dean Witter III
Signature of Authorized Individual*

6-21-2016
Date

DEAN WITTER III
Printed Name of Authorized Individual

Interim CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership, a manager or member if debtor is a limited liability company.

In re___Kalobios, Inc.__________
Debtor

Case No. ___15-12628 (LSS)________
Reporting Period: March 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	7,437,194.09	0.00	0.00	0.00	7,437,194.09	7,771,501.44		
RECEIPTS								
CASH SALES	0.00							
ACCOUNTS RECEIVABLE	0.00							
LOANS AND ADVANCES	0.00							
SALE OF ASSETS	0.00							
OTHER (ATTACH LIST)	43,713.65				43,713.65			
TRANSFERS (FROM DIP ACCTS)	0.00							
TOTAL RECEIPTS	43,713.65				43,713.65	0.00		
DISBURSEMENTS								
NET PAYROLL	101,155.98				101,155.98	60,000.00		
PAYROLL TAXES	63,334.73				63,334.73	15,000.00		
SALES, USE, & OTHER TAXES								
INVENTORY PURCHASES								
SECURED/ RENTAL/ LEASES								
INSURANCE								
ADMINISTRATIVE								
SELLING								
OTHER (ATTACH LIST)	964,089.73				964,089.73	213,423.00		
OWNER DRAW *								
TRANSFERS (TO DIP ACCTS)								
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	1,128,580.44				1,128,580.44	288,423.00		
NET CASH FLOW	(1,128,580.44)				(1,128,580.44)	(288,423.00)		
(RECEIPTS LESS DISBURSEMENTS)								
CASH - END OF MONTH	6,352,327.30				6,352,327.30	7,483,078.44		

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	1,128,580.44
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	1,128,580.44

Receipts - March 1, 2016 - March 31, 2016

Issuer	Amount	Description
Otis Elevator	$317.88	Refund
Eurofins	$5,614.45	Refund
Woddruff, Sawyer & Co.	$15,925.50	Refund
SF Giants	$500.00	Refund
American Express	$80.00	Refund
ODA-WG, Inc dba Brewlife	$19,825.82	Refund
KaloBios	$700.00	Treadmill
KaloBios	$100.00	3 Lounge Chairs
KaloBios	$650.00	Weightlifting Rack & Weights
Total	**$43,713.65**	

In re__Kalobios, Inc.____________
Debtor

Case No. _15-12628 (LSS)________________
Reporting Period:__ March 2016_____

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
	#		#		#		#	
BALANCE PER BOOKS								
BANK BALANCE								
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE *								
* Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								
Bank Account Name	Month-End Book Balance							
Comerica Checking	$6,352,327.30							
Comerica Money Market (Restricted Funds)	$244,629.94							

To Whom it May Concern,

I Caligari Lindsay can attest to reconciling the bank statements to the books and balances. No bank statements required per instructions during IDI.

Caligari P. Lindsay
Signature

Caligari P. Lindsay

In re___Kalobios, Inc.______________________
Debtor

Case No. _15-12628 (LSS)_______________
Reporting Period: March 2016____

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
The Brenner Group	3/1/2016 - 3/31/2016	$46,000.00	KaloBios	Wire # 11726621	3/8/2016	$46,000.00	$0.00	$135,089.54	$7,475.17

Kalobios Pharmaceuticals,Inc.
Income Statement
Mar 2016

Financial Row	Amount
Ordinary Income/Expense	
Gross Profit	$0.00
Expense	
6000 - Payroll & Benefits	
6010 - Salaries	$127,533.76
6015 - Payroll Tax	$11,269.95
6017 - Bonus	$25,687.00
6018 - Fringe Benefits	
6021 - Health Insurance	$5,093.63
6022 - Vision & Dental Insurance	$3,765.36
6023 - Life/AD&D Insurance	$419.71
Total - 6018 - Fringe Benefits	$9,278.70
6025 - Vacation	$4,665.41
6029 - Employee Welfare	$2,153.48
Total - 6000 - Payroll & Benefits	$180,588.30
6600 - Office & Facility Expenses	
6602 - Office Supplies	$307.53
6603 - Software - Expense	$3,594.20
6604 - Postage & Shipping	$17.25
6605 - Software Maintenance	$80.00
6606 - Bank Charges	$320.68
6608 - Filing Fees	$882.27
6609 - Conferences & Meetings	$3,092.40
6610 - Dues & Subscriptions	$3,420.00
6611 - Moving Expenses	$2,617.92
6620 - Communications	
6622 - Phone	$683.43
6626 - Cellular	$1,081.83
Total - 6620 - Communications	$1,765.26
6631 - Business Insurance	$148,252.56
6632 - Facility maintenance	$140.09
6637 - Facility Security	$728.27
6638 - Janitorial Expenses	$1,165.00
6645 - Utilities	
6648 - Water, Sewer & Trash	$565.41
Total - 6645 - Utilities	$565.41
6670 - Equip and Storage Rent Exp.	$3,832.86
Total - 6600 - Office & Facility Expenses	$170,781.70
6700 - Outside Services	
6703 - License Fees	$15,000.04
6704 - Press Release	$705.00
6705 - Contracted Research	
6705 - Contracted Research	$7,475.78
6711 - Contract Manufacturing	$10,273.55
Total - 6705 - Contracted Research	$17,749.33
6710 - Consultant/Contractor	$362,673.47
6715 - Accounting	$51,920.00
6718 - Temporary	$6,685.00
6720 - Legal	
6720 - Legal	$1,605,974.20
6724 - Patent	$12,180.15
Total - 6720 - Legal	$1,618,154.35
6728 - Payroll Processing Fee	$574.03
6729 - 401K & Section 125 Admin Fee	$400.00
6730 - Board Compensation	$9,500.00
Total - 6700 - Outside Services	$2,083,361.22

Kalobios Pharmaceuticals,Inc.
Income Statement
Mar 2016

6750 - Equipment & IT Expense	
6751 - IT Equipment Expense	$357.41
6752 - Lab Supplies	$34.01
Total - 6750 - Equipment & IT Expense	**$391.42**
6800 - Travel	
6802 - Airfare	$9,845.86
6804 - Lodging	$2,892.12
6806 - Transportation	$2,500.77
6808 - Meals & Entertainment	$706.48
6899 - Reimbursable travel	$89.32
Total - 6800 - Travel	**$16,034.55**
Total - Expense	**$2,451,157.19**
Net Ordinary Income	**($2,451,157.19)**
Other Income and Expenses	
Other Income	
8001 - Other Income	$1,450.00
8002 - Interest Income	$31.08
Total - Other Income	**$1,481.08**
Other Expense	
8500 - Taxes	
8504 - State	$2,002.00
Total - 8500 - Taxes	**$2,002.00**
Total - Other Expense	**$2,002.00**
Net Other Income	**($520.92)**
Net Income	**($2,451,678.11)**

In re _Kalobios, Inc. ______________________ Case No. _15-12628 (LSS)_______________
Debtor   Reporting Period _March 2016____

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$6,352,327.30	$8,352,038.62
Restricted Cash and Cash Equivalents (see continuation sheet)	$244,629.94	$244,538.72
Accounts Receivable (Net)	$0.00	$0.00
Notes Receivable	$0.00	$0.00
Inventories	$0.00	$0.00
Prepaid Expenses	$1,313,304.03	$1,754,753.90
Professional Retainers	$666,406.54	$748,270.46
Other Current Assets (attach schedule)	$149.07	$149.07
TOTAL CURRENT ASSETS	$8,576,816.88	$11,099,750.77
PROPERTY AND EQUIPMENT		
Real Property and Improvements	$0.00	$0.00
Machinery and Equipment	$1,029,285.05	$1,029,285.05
Furniture, Fixtures and Office Equipment	$77,184.20	$77,184.20
Leasehold Improvements	$112,099.40	$112,099.40
Vehicles	$0.00	$0.00
Less Accumulated Depreciation	($900,994.34)	($866,253.88)
TOTAL PROPERTY & EQUIPMENT	$317,574.31	$352,314.77
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)	$1,003,462.72	$375,100.22
TOTAL OTHER ASSETS	$1,003,462.72	$375,100.22
TOTAL ASSETS	$9,897,853.91	$11,827,165.76

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	$3,097,436.80	$30,410.19
Taxes Payable (refer to FORM MOR-4)	$0.00	$0.00
Wages Payable	$0.00	$0.00
Notes Payable	$0.00	$0.00
Rent / Leases - Building/Equipment	$0.00	$0.00
Secured Debt / Adequate Protection Payments	$0.00	$0.00
Professional Fees	$0.00	$0.00
Amounts Due to Insiders*	$0.00	$0.00
Other Postpetition Liabilities (attach schedule)	$0.00	$0.00
TOTAL POSTPETITION LIABILITIES	$3,097,436.80	$30,410.19
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt	$2,828,545.40	$3,932,783.63
TOTAL PRE-PETITION LIABILITIES	$2,828,545.40	$3,932,783.63
TOTAL LIABILITIES	$7,594,653.02	$5,630,023.99
OWNER EQUITY		
Capital Stock	$4,046.37	$4,046.37
Additional Paid-In Capital	$212,827,239.22	$212,827,239.22
Partners' Capital Account	$0.00	$0.00
Owner's Equity Account	$0.00	$0.00
Retained Earnings - Pre-Petition	$0.00	($178,280,312.78)
Retained Earnings - Postpetition	($206,688,178.95)	$0.00
Adjustments to Owner Equity (attach schedule)	($3,839,905.75)	($28,353,831.04)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	$0.00	$0.00
NET OWNER EQUITY	$2,303,200.89	$6,197,141.77
TOTAL LIABILITIES AND OWNERS' EQUITY	$9,897,853.91	$11,827,165.76

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re

Debtor___Kalobios, Inc.

Case No. _15-12628 (LSS)__________
Reporting Period: _March 2016_

BALANCE SHEET - continuation sheet

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	Interest Receivable	$149.07	$149.07
Other Assets			
	Other Long Term Assets	$952,821.13	$324,458.63
	Deferred debt offering costs	$50,641.59	$50,641.59

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
Adjustments to Owner Equity			
	Net Income	[illegible]	($28,353,831.04)
Postpetition Contributions (Distributions) (Draws)			

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Kalobios, Inc.
Debtor

Case No. 15-12628 (LSS)
Reporting Period: March 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding						
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

			Number of Days Past Due			
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	See Attached A/P Aging					
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:						
Other:						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

Kalobios Pharmaceuticals,Inc.
A/P Aging Summary
March 1 - March 31, 2016

Vendor	3/1/2016 - 3/30/2016 (30) Open Balance	2/1/2016 - 2/29/2016 (60) Open Balance	Before 2/1/2016 (>90) Open Balance	Comment
Brown, Deborah	$551.25	$0.00	$0.00	
Fernando, Jennifer	$510.64	$0.00	$0.00	
Lam, Morgan C	$90.32	$0.00	$0.00	
Morgan, Lam	$5,569.32	$0.00	$0.00	
All Covered (formerly EveryNetwork)	$1,732.00	$0.00	$0.00	
Allied Administrators, Inc for Delta Dental	($754.46)	$0.00	$0.00	
Batula Capital Advisors, LLC	$179,643.09	$0.00	$0.00	
Beyond Benefits Life Science Association Trust	$4,781.01	$0.00	$0.00	
Blank Rome, LLP	$36,682.50	$17,013.80	$0.00	Payment of $17K held in IOLTA not drawn yet.
Brett Norman	$11,962.86	$0.00	$0.00	
Brown, Deborah*	$449.73	$0.00	$0.00	
Cameron Durrant	$778.99	$0.00	$0.00	
Catalent Pharma Solutions - GALA (Madison)	$50,000.00	$43.05	$0.00	
Catalent Pharma Solutions - PA	$14,283.00	$14,333.00	$14,358.00	
Christopher Bowe	$31,939.40	$0.00	$0.00	
CIT Technology Financing Inc.	$3,680.24	$3,680.28	$3,458.20	
Citrix Online LLC	$745.50	$0.00	$0.00	
Clinical Financial Services, LLC dba CFS Clinical;	$0.00	$0.00	$868.15	
Computershare, Inc.	$882.27	$0.00	$0.00	
Covance Central Laboratory Svcs Inc	$0.00	$102.00	$0.00	
Cryosite Distribution Pty Ltd (AUD)	$0.00	$4,685.96	$0.00	
Datasafe	$653.27	$2,171.43	$0.00	
Fisher BioServices, Inc.	$3,066.44	$6,132.88	$0.00	
Franchise Tax Board	$160.00	$0.00	$0.00	
Garima Jain	$0.00	$0.00	$15,840.00	
HDMZ (formerly Zoomedia, Inc.)	$80.00	$315.00	$0.00	
Hogan Lovells US LLP	$772,284.59	$0.00	$0.00	
Icon Laboratory Services, Inc. (formerly Icon Deve	$0.00	$1,362.50	$0.00	
Joyce Quindipan	$1,260.00	$0.00	$0.00	
KBA Docusys - CA	$0.00	$13.00	$13.00	
Kilpatrick Townsend & Stockton LLP	$12,180.15	$10,243.41	$13,585.43	
LICR	$0.00	$0.00	$30,000.00	
Merrill Communications LLC	$1,344.20	$1,344.20	$13,862.23	
Morris, Nichols, Arsht & Tunnell, LLP	$718,126.67	$0.00	$0.00	
Nelson Laboratories, Inc	$1,605.00	$0.00	$0.00	
Niv Caviar	$8,226.00	$0.00	$0.00	
Novella Clinical Resourcing (NCR)	$0.00	$0.00	$1,275.00	
Pitney Bowes Global Financial Services LLC	$152.62	$0.00	$0.00	
Prime Clerk, LLC	$75,136.62	$0.00	$0.00	
Ron Barliant	$1,189.29	$0.00	$0.00	
Shred-It USA LLC	$75.00	$384.94	$322.20	
Steven Pal	$9,392.07	$0.00	$0.00	
TelePacific Communications	($62.07)	$0.00	$0.00	
The Bronner Group, LLC	$8,370.00	$0.00	$0.00	
Therma Corp	$0.00	$0.00	$3,886.01	
Tom Weber	$10,178.00	$0.00	$0.00	
Total & Complete Services, Inc	$1,165.00	$915.00	$1,375.00	
Traci Van Arsdale	$2,450.00	$0.00	$0.00	
Turbo Pharma Limited	$18,199.38	$0.00	$0.00	
U.S. Trustee	$6,825.78	$0.00	$0.00	
Verizon Wireless	$1,081.83	$0.00	$0.00	
Vintage	$278.00	$0.00	$0.00	
Total - Vendor	$1,990,223.97	$62,740.45	$98,843.22	

In re__Kalobios, Inc.________________________
Debtor

Case No. __15-12628 (LSS)__________
Reporting Period:_March 2016 __

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		**Amount**
Total Accounts Receivable at the beginning of the reporting period		$0.00
+ Amounts billed during the period		$0.00
- Amounts collected during the period		$0.00
Total Accounts Receivable at the end of the reporting period		$0.00
		$0.00
Accounts Receivable Aging		**Amount**
0 - 30 days old		$0.00
31 - 60 days old		$0.00
61 - 90 days old		$0.00
91+ days old		$0.00
Total Accounts Receivable		$0.00
Amount considered uncollectible (Bad Debt)		$0.00
Accounts Receivable (Net)		$0.00

DEBTOR QUESTIONNAIRE

Must be completed each month	**Yes**	**No**
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.		x
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

3. An extension was filed for the 2015 Federal Income Tax and an estimated installment payment was paid to the state of California.